Exhibit 10.36

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT


     FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of December 31, 1999, between CUNNINGHAM GRAPHICS INTERNATIONAL, INC. ("Parent"), a New Jersey corporation, CUNNINGHAM GRAPHICS, INC. ("CGI"), a New Jersey corporation , CUNNINGHAM GRAPHICS REALTY, LLC ("Realty"), a New Jersey limited liability company, CUNNINGHAM GRAPHICS DELAWARE, INC. ("CGD"), a Delaware corporation, MVP GRAPHICS, INC. ("MVPII") (MVPII, formerly known as CGII California Holdings, Inc. ("CGIIC" prior to the merger), is the survivor of the merger between MVP Graphics, Inc., ("MVPI"), CGIIC and Super Pack, Inc. ("Super Pack")), a California corporation, BENGAL GRAPHICS, INC. ("Bengal"), a New Jersey corporation, D&L GRAPHICS, INC. ("D&L"), a New Jersey corporation, COLORFAST PRINTING, INC., ("CGSF"), a California corporation, GCG/SEVILLE, INC. ("GCGS"), a New York corporation, MIRROR GRAPHICS, INC. ("Mirror"), a Delaware corporation, CUNNINGHAM GRAPHICS DIGITAL, INC. ("Digital"), a Delaware corporation, and BOSTON TOWNE PRESS, INC., a New Jersey corporation ("BTP", and together with Parent, CGI, Realty, CGD, MVPII, D&L, CGSF, GCGS, Digital, Mirror and Bengal, the "Borrowers"), and SUMMIT BANK, as Lender, Agent and Issuing Bank and the other Lenders under the Loan Agreement.


                                   BACKGROUND

     A. Lenders and Parent, CGI, Realty, CGD, MVPI, CGIIC, Super Pack, Bengal and BTP (collectively the "Original Borrowers") entered into that certain Loan and Security Agreement dated as of August 3, 1999 (the "Original Loan Agreement"), pursuant to which Lenders made available to the Original Borrowers certain credit facilities in the maximum amount of $60,000,000.00, consisting of the Revolving Credit, the SAMLOC, the Acquisition Loan and the Term Loan. The Original Loan Agreement as amended from time to time shall be referred to herein as the "Loan Agreement." All terms capitalized but not defined herein shall have the meanings given to such terms in the Loan Agreement. Since the execution of the Original Loan Agreement, MVPI, CGIIC and Super Pack have merged, with MVPII as the surviving entity, and D&L, CGSF, Golden, GCGS, Mirror and Digital have all become parties to, and Borrowers under, the Loan Agreement by executing joinder agreements thereto, all in accordance with the terms of the Original Loan Agreement.

     B. The Borrowers have requested that (i) $6,000,000.00 of credit availability be transferred from the Acquisition Loan to the Revolving Credit,
(ii) the Lenders agree to amend the definition of "Fixed Charge Coverage Ratio",
(iii) the Lenders consent to the transfer of all of the capital stock of Roda Limited from Parent to Cunningham Graphics International, S.A. ("CGISA"), a wholly owned subsidiary of the Parent, (iv) in connection with the transactions described in clause (iii), the Agent release its lien on the capital stock of Roda Limited, and (v) provisions be added to the Loan Agreement to take into account that certain Letters of Credit could be issued in foreign currencies.

     C. Subject to the terms and conditions set forth herein, Lenders have agreed to the requests of the Borrowers described in Paragraph B above and Borrowers and Lenders have agreed to amend and modify the Loan Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound, the parties hereto agree as follows:

                                    Article I

           AMENDMENTS TO LOAN AGREEMENT; RELEASE OF LIEN ON RODA STOCK

SECTION 1.1 Amendments to the Loan Agreement. The parties hereto agree to amend the Loan Agreement as follows:

     (A) The Background section of the Loan Agreement is hereby amended by (i) deleting "$19,000,000.00" as the amount of the Revolving Credit and inserting "$25,000,000.00", and (ii) deleting "$30,000,000.00" as the amount of the
Acquisition Loan and inserting "$24,000,000.00".

     (B) The following definitions in Section 1.1 of the Loan Agreement are hereby amended to read as follows:

     "Acquisition Loan Limit" means $24,000,000.00, as the same may be reduced in accordance with the terms of this Agreement.

     "Acquisition Loan Notes" means, from August 3, 1999, through but not including the First Amendment Closing Date, the Borrowers' promissory notes to each Lender in substantially the form attached hereto as Exhibit 2.13C, and from and after the First Amendment Closing Date, the Borrowers' amended and restated promissory notes to each Lender in substantially the form attached to the First Amendment as Exhibit 2.13C.

     "Agreement" means this Loan and Security Agreement as amended by the First Amendment, and as further amended, supplemented or modified from time to time.

     "Fixed Charge Coverage Ratio" means the ratio of (A) (1) EBITDA plus base rent payments on operating leases less (2) the amount of all cash Capital Expenditures of Borrowers and their Subsidiaries on a Consolidated Basis, excluding Capital Expenditures (i) up to $7,400,000.00 used to acquire the Premises and up to $4,600,000.00 used to initially rehabilitate the Premises, (ii) up to $3,000,000.00 incurred prior to December 31, 1999 by CGII to acquire Equipment and other assets of Merrill Lynch, Pierce, Fenner & Smith and (iii) up to $1,000,000.00
     incurred prior to February 29, 2000 by CGII to acquire Equipment and other assets of McGraw Hill, to (B) Fixed Charges, all as calculated on a rolling four quarter basis.

     "Letter of Credit Liability" means, at any date of determination, the amount of all unreimbursed draws under any Letters of Credit. For the purpose of determining the portion of Letter of Credit Liability representing unreimbursed draws under any Foreign Letter of Credit, the amount of unreimbursed draws (which shall be in units of a Foreign Currency because such Letter of Credit is a Foreign Letter of Credit) shall be deemed converted into the number of U.S. Dollars equal to the product of
     (i) the number of units of such Foreign Currency, and (ii) the rate at which the Agent exchanged units of such Foreign Currency for U.S. Dollars on the date on which such draw was honored.

     "Letter of Credit Obligations" means, at any date of determination, the sum of the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding (for the purpose of determining the amounts which may become available for drawing under any Foreign Letter of Credit, the amount available for drawing (which shall be in units of a Foreign Currency because such Letter of Credit is a Foreign Letter of Credit) shall be deemed converted into the number of U.S. Dollars equal to the product of (i) the number of units of such Foreign Currency, and (ii) the rate at which the Agent exchanges units of such Foreign Currency for U.S. Dollars) as of the date of determination, plus the Letter of Credit Liability. For purposes hereof, a Letter of Credit on which a draw for the full amount available thereunder (a "Final Draw") has not been made shall be deemed outstanding (to the extent of the amount then available for draws thereunder) until the earlier of the date on which such Letter of Credit is returned to Issuing Bank for cancellation without a Final Draw having been made, or the expiration date thereof.

     "Loan Documents" means this Agreement, the First Amendment, the Notes, the Security Documents, the Letter of Credit Documents, the SAMLOC Agreements and all other documents executed and delivered in connection with the Loans.

     "Revolving Credit Limit" means $25,000,000.00, as such sum may be reduced from time to time in accordance with the terms hereof.

     "Revolving Credit Notes" means, from August 3, 1999, through but not including the First Amendment Closing Date, the Borrowers' promissory notes to each Lender in substantially the form attached hereto as Exhibit 2.13A, and from and after the First Amendment Closing Date, the Borrowers' amended and restated promissory notes to each Lender in substantially the form attached to the First Amendment as Exhibit 2.13A.

          (C) Section 1.1 of the Loan Agreement is hereby amended to incorporate the following definitions:

     "CGISA" means Cunningham Graphics International, S.A.

     "First Amendment" means the First Amendment to Loan and Security Agreement dated as of December 31, 1999 among Agent, Lenders, Issuing Bank and Borrowers.

     "First Amendment Closing Date" means December 31, 1999.

     "Foreign Currency" means a currency other than the U.S. Dollar.

     "Foreign Letter of Credit" means a Letter of Credit issued in a Foreign Currency.

     "U.S. Dollar" means the United States Dollar.

          (D) Section 2.1 is hereby amended by removing the term "Letter of Credit Liabilities" from the proviso in clause (b) and substituting therefor the term "Letter of Credit Obligations."

          (E) Section 2.3(C) is hereby amended to read as follows:

     "(C) the Letter of Credit Obligations at any one time shall not exceed $4,800,000.00."

          (F) Section 2.3 is hereby amended by adding the following language to the end of the second to last sentence of Section 2.3:

     "provided, that, as long as the Letter of Credit Obligations do not exceed $4,800,000.00, Borrowers shall not be required to make any such pledge or deposit if the Letter of Credit Obligations would not have exceeded the Letter of Credit Limit if the portion of the Letter of Credit Obligations, arising from the increase in value of one or more Foreign Currencies (under one or more Foreign Letters of Credit) against the U.S. Dollar since the respective issue dates of such Foreign Letters of Credit, had been excluded from the calculation of Letter of Credit Obligations."

          (G) Section 2.23(A)(4) is hereby amended by adding the following language to the end of Section 2.23(A)(4):

     "(or, with respect to Foreign Letters of Credit, the equivalent amount in the applicable foreign currency as determined on the date of issuance),"

          (H) Section 2.23(C) is hereby amended by adding the following language to the end of Section 2.23(C):

     "All payments under this Agreement, including without limitation under this
     Section 2.23(C) and including without limitation reimbursements with respect to Foreign Letters of Credit, shall be made in U.S. Dollars. If a draw in a Foreign Currency is made, the amount to be reimbursed shall be determined by multiplying the number of units of Foreign Currency drawn, by the rate at which the Agent exchanges units of such Foreign Currency for U.S. Dollars as of the date such draw is honored."

          (I) Section 2.23(D)(1) is hereby amended by adding the following sentence to the end of Section 2.23(D)(1):

     "For purposes of calculating the portion of the Letter of Credit Fee payable with respect to each Foreign Letter of Credit, the face amount of such Foreign Letter of Credit shall be converted into U.S. Dollars as of the date such installment of the Letter of Credit Fee is due, using the average of the rates of exchange used by the Agent and determined on a basis no less frequently than once per week during the quarterly period ending on the date such installment is due, for converting units of the Foreign Currency in which such Foreign Letter of Credit is issued into U.S. Dollars."

          (J) Section 2.24 is hereby amended by deleting the phrase "Letter of Credit Liability" from the fourth sentence thereof and substituting therefor the phrase "Letter of Credit Obligations."

          (K) Section 5.20 is hereby amended by adding the following sentence to the end of Section 5.20:

     "CGISA does not have any Indebtedness, except for Indebtedness owed solely to the Borrowers or to CGISA's Subsidiaries."

          (L) Section 6.5 is hereby amended by adding the following sentence to the end of Section 6.5:

     "For the purposes of this Section 6.5 only and only for the 1999 and 2000 fiscal years, the determination of Capital Expenditures shall not include up to $1,000,000.00 incurred prior to February 29, 2000, by CGII to acquire Equipment and other assets of McGraw Hill."

          (M) Section 6.18 is hereby amended by adding the following sentence to the end of Section 6.18:

     "Notwithstanding any exception set forth in the immediately preceding sentence, except for Indebtedness owed solely to the Borrowers or CGISA's Subsidiaries, Borrowers will not permit CGISA to incur any Indebtedness without the written consent of Required Lenders."

          (N) A new Section 7.3 is hereby inserted immediately after Section 7.2 and immediately before Article 8 to read as follows:

               "Section 7.3 Judgment Currency. If during the period from the date a judgment against any Borrower or its assets is issued in a Foreign

          Currency, in favor of the Agent or any of the Lenders (arising from this Agreement, any other Loan Document or any transaction arising from any Loan Document), to the date the judgment is paid, the value of such Foreign Currency decreases against the value of the U.S. Dollar so that, at time of payment, the judgment is worth less in U.S. Dollars then it was at the time the judgment was issued, such judgment holder shall be entitled to an additional amount equal to the value lost because of such currency fluctuation."

              (O) A new Section 9.17 is hereby inserted immediately after
       Section 9.16 to read as follows:

               "SECTION 9.17 Calculation of Foreign Exhange Rates. Agent shall reset or reconfirm, as appropriate, its foreign exchange rates used to convert Foreign Currencies into U.S. Dollars for purposes of making calculations of "Letter of Credit Obligations" from time to time under the terms of this Agreement, no less frequently than once per week."

              (P) Exhibits 2.1, 2.13A, 2.13C and 5.11 of the Loan Agreement are hereby replaced in their entirety with, respectively, Exhibits 2.1, 2.13A, 2.13C and 5.11 attached hereto.


     SECTION 1.2 Incorporation of Terms. The terms of this Amendment are hereby incorporated into the Loan Agreement.

     SECTION 1.3 Consent to Transfer of Roda Limited Stock and Release of Lien. Lenders hereby acknowledge that the Parent, a Pledgor under the Pledge Agreement, has transferred all the capital stock of Roda Limited to CGISA, which is not a Pledgor under the Pledge Agreement (the "Roda Transfer"). Agent and Lenders hereby consent to the Roda Transfer and Agent, Lenders and Borrowers understand and agree that the capital stock of Roda Limited is no longer included in the Pledged Collateral under the Pledge Agreement, and Agent hereby releases its lien on the capital stock of Roda Limited.


                                   ARTICLE II

                                 REPRESENTATIONS

     SECTION 2.1 Representations and Warranties. Each Borrower represents and warrants to Lender that:

     (A) The representations and warranties set forth in Article V of the Loan Agreement and in all other Loan Documents are true and correct as of the date hereof;

     (B) No Default or Event of Default has occurred or is continuing;

     (C) The Loan Documents continue in full force and effect and none of Borrowers have any charge, lien, claim or offset against Agent, Issuing Bank or any Lender, or defenses to enforcement of the Loan Documents by Agent, Issuing Bank or any Lender; and

     (D) The Collateral, and Agent's security interest therein, secures all Liabilities, including without limitation, liabilities created under this Amendment or in connection herewith.


                                  ARTICLE III

                              CONDITIONS PRECEDENT

     The obligations of the Agent and the Lenders hereunder, and the consent and release set forth in Section 1.3 above, are subject to the satisfaction of each of the following conditions precedent:

     SECTION 3.1 Documents. Borrowers shall have delivered or caused to be delivered the following documents:

     (A) with respect to each Borrower, a copy, certified in writing by the Secretary or an Assistant Secretary of each Borrower, of (1) resolutions of the Board of Directors of such Borrower evidencing approval of this Amendment and the matters and documents contemplated hereby, and, with respect to Parent, the Roda Transfer, (2) each document evidencing other necessary consents, approvals, actions and approvals, if any, with respect to this Amendment and the documents contemplated hereby, and (3) such Borrower's articles/certificate of incorporation and by-laws (or with respect to any Original Borrower, in lieu thereof, an officer's certificate stating that the articles/certificate of incorporation and bylaws have not been amended since August 3, 1999);

     (B) this Amendment and the amended and restated Acquisition Notes and Revolving Credit Notes duly executed by each Borrower;

     (C) the First Amendment fee letter duly executed by Parent, together with the payment of the fee required thereby; and

     (D) such other documents as Agent may reasonably require.

     SECTION 3.2 Payment of Fees and Costs. Borrowers shall have paid all costs and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and costs) of Agent and Lenders in connection with the Loan Agreement (including without limitation this Amendment), and the transactions contemplated thereby, which includes among other things, the preparation, review and negotiation of this Amendment, and all costs and expenses incurred in connection with the above.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1 Modifications. This Amendment contains all of the modifications to the Loan Agreement. No further modifications shall be deemed effective, unless in a writing executed by the parties hereto.

     SECTION 4.2 No Waivers. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, Issuing Bank or any Lender under the Loan Agreement, or constitute a waiver of any Default or Event of Default or any provision of the Loan Agreement.

     SECTION 4.3 Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

     SECTION 4.4 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     SECTION 4.5 Binding Effect. This Amendment shall become effective when it shall have been executed by Borrowers, Agent and Lenders, and it shall thereafter be binding upon and inure to the benefit of Borrowers, Agent and Lenders and their respective successors and assigns, except that Borrowers shall not have the right to assign any right or obligation hereunder or any interest herein.

     SECTION 4.6 No Novation. The Loan Agreement, as amended hereby, shall remain in full force and effect. Execution of this Amendment shall not constitute a novation among Borrowers, Agent and Lenders.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CUNNINGHAM GRAPHICS                       CUNNINGHAM GRAPHICS, INC.
INTERNATIONAL, INC.

By:                                       By:
   ------------------------------            -----------------------------------


CUNNINGHAM GRAPHICS,                      BOSTON TOWNE PRESS, INC.
REALTY, LLC

By:  Cunningham Graphics                  By:
     International, Inc.                     -----------------------------------

By:
   ------------------------------

D&L GRAPHICS, INC.                        MVP GRAPHICS, INC.

By:                                       By:
   ------------------------------            -----------------------------------


CUNNINGHAM GRAPHICS                       BENGAL GRAPHICS, INC.
DELAWARE, INC.

By:                                       By:
   ------------------------------            -----------------------------------


COLORFAST PRINTING, INC.                  GCG/SEVILLE, INC.

By:                                       By:
   ------------------------------            -----------------------------------


MIRROR GRAPHICS, INC.                     CUNNINGHAM GRAPHICS DIGITAL,
                                          INC.
By:                                       By:
   ------------------------------            -----------------------------------


SUMMIT BANK, as Agent, Lender             THE BANK OF NEW YORK, as Lender
and Issuing Bank

By:                                       By:
   ------------------------------            -----------------------------------


THE CHASE MANHATTAN BANK,                 NATIONAL BANK OF CANADA, as Lender
as Lender

By:                                       By:
   ------------------------------            -----------------------------------

Cunningham Graphics Allocations
Exhibit 2.1 (Amended and Restated as of December 31, 1999)

------------------------------------------------------------------------------------------------------------------------------------
                             ProRata                                                              Pro Rata
              SAMLOC          Share          REVOLVER       ProRata Share       TERM LOAN        Share (Term        ACQUISITION
            Commitment      (SAMLOC)        Commitment        (Revolver)        Commitment          Loan)           Commitment
------------------------------------------------------------------------------------------------------------------------------------
Summit     $1,000,000.00      100%        $10,169.491.53    40.677966120%     $4,067,796.62     40.677966102%     $ 9,762,711.85
------------------------------------------------------------------------------------------------------------------------------------
BNY                                       $ 6,355,932.21    25.423728840%     $2,542,372.88     25.423728814%     $ 6,101,694.91
------------------------------------------------------------------------------------------------------------------------------------
NBC                                       $ 4,237,288.13    16.949152520%     $1,694,915.25     16.949152542%     $ 4,067,796.62
------------------------------------------------------------------------------------------------------------------------------------
Chase                                     $ 4,237,288.13    16.949152520%     $1,694,915.25     16.949152542%     $ 4,067,796.62

------------------------------------------------------------------------------------------------------------------------------------
Total      $1,000,000.00      100%        $25,000,000.00    100%              $10,000,000.00    100%              $24,000,000.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
          Pro Rata Share
            (Acquisition)          Total         Pro Rata Share
                                 Commitment           Total
---------------------------------------------------------------
Summit    40.6779660417%       $25,000,000.00    41.666666667%
---------------------------------------------------------------
BNY       25.4237287917%       $15,000,000.00    25.0000000%
---------------------------------------------------------------
NBC       16.9491525833%       $10,000,000.00    16.66666667%
---------------------------------------------------------------
Chase     16.9491525833%       $10,000,000.00    16.66666667%

---------------------------------------------------------------
Total     100%                 $60,000,000.00    100%
---------------------------------------------------------------

                                                                   Exhibit 2.13A

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

    $             .00                                      Princeton, New Jersey
     -------------                                    Dated as of August 3, 1999
                                    Amended and Restated as of December 31, 1999



       The undersigned, CUNNINGHAM GRAPHICS INTERNATIONAL, INC. ("Parent"), CUNNINGHAM GRAPHICS, INC. ("CGI"), CUNNINGHAM GRAPHICS REALTY, LLC ("Realty"), CUNNINGHAM GRAPHICS DELAWARE, INC. ("CGD"), MVP GRAPHICS, INC. ("MVPII") (MVPII, formerly known as CGII California Holdings, Inc. ("CGIIC" prior to the merger), is the survivor of the merger between MVP Graphics, Inc. ("MVPI"), CGIIC and Super Pack, Inc. ("Super Pack")), BENGAL GRAPHICS, INC. ("Bengal"), D&L GRAPHICS, INC. ("D&L"), COLORFAST PRINTING, INC. ("Colorfast"), GCG/SEVILLE, INC. ("GCGS"), MIRROR GRAPHICS, INC. ("Mirror"), CUNNINGHAM GRAPHICS DIGITAL INC. ("Digital"), and BOSTON TOWNE PRESS, INC. ("BTP") (collectively, "Makers"), hereby jointly and severally promise to pay to the order of_________ (the "Payee") as and when due as set forth in the Loan Agreement (as hereinafter defined) the principal sum of________________ Dollars ($__________.00) or, if less, the aggregate principal amount (as shown by Payee's records, which shall constitute prima facie evidence thereof) of all advances (the "Advances") made by Payee under the Revolving Credit provided for in and made pursuant to Section
2.3 of the Loan and Security Agreement dated as of August 3,1999 between certain Makers, Payee, Agent, Issuing Bank and the other Lenders (the "Original Loan Agreement"), as joined in by certain other Makers and as amended by a certain First Amendment to Loan and Security Agreement dated as of December 31, 1999 between Makers, Payee, Agent, Issuing Bank and the other Lenders (the "First Amendment"; the Original Loan Agreement as so joined and as amended by the First Amendment and as further amended from time to time hereafter, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

     Makers further jointly and severally promise to pay to the order of Payee interest on the unpaid principal amounts of the Advances, from the respective dates on which the Advances are made until such principal amounts have been repaid in full, payable at the times and rates provided in the Loan Agreement.

     Makers hereby waive presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Amended and Restated Revolving Credit Note except any notice expressly required in the Loan Agreement.

     Parent, CGI, Realty, CGD, MVPI, CGIIC, Super Pack, Bengal and BTP (collectively, the "Original Borrowers") executed a certain Revolving Credit
Note in favor of Payee dated as of August 3, 1999, in the face amount of_____________ Dollars ($_______) (the "Original Note"). Since the execution and delivery of the Original Note, MVPI, CGIIC and Super Pack have merged, and D&L, Colorfast, GCGS, Mirror and Digital have become obligated as Makers under the Original Note. This Amended and Restated Revolving Credit Note replaces, substitutes for and restates the obligations of Makers under the Original Note. Execution of this Amended and Restated Revolving Credit Note does not constitute a novation between Makers and Payee.

     This is the Revolving Credit Note mentioned in, and is entitled to the benefits of, the Loan Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, Makers hereby execute this Amended and Restated Revolving Credit Note on the day and year first above written.


CUNNINGHAM GRAPHICS                                 CUNNINGHAM GRAPHICS, INC.
INTERNATIONAL, INC.

By:                                                 By:
   ------------------------                            ------------------------

CUNNINGHAM GRAPHICS                                BOSTON TOWNE PRESS, INC.
REALTY, LLC

By:   Cunningham Graphics                           By:
      International, Inc.                              ------------------------

By:
   ------------------------

D&L GRAPHICS, INC.                                  MVP GRAPHICS, INC.

By:                                                 By:
   ------------------------                            ------------------------

CUNNINGHAM GRAPHICS                                 BENGAL GRAPHICS, INC.
DELAWARE, INC.

By:                                                 By:
   ------------------------                            ------------------------

COLORFAST PRINTING, INC.                             MIRROR GRAPHICS, INC.
INC.

By:                                                 By:
   ------------------------                            ------------------------

GCG/SEVILLE, INC.                                   CUNNINGHAM GRAPHICS DIGITAL,
                                                    INC.

By:                                                 By:
   ------------------------                            ------------------------

                                                                  Exhibit 2.13C

                   AMENDED AND RESTATED ACQUISITION LOAN NOTE

    $             .00                                      Princeton, New Jersey
     -------------                                     Dated as of August 3,1999
                                    Amended and Restated as of December 31, 1999



     The undersigned, CUNNINGHAM GRAPHICS INTERNATIONAL, INC. ("Parent"), CUNNINGHAM GRAPHICS, INC. ("CGI"), CUNNINGHAM GRAPHICS REALTY, LLC ("Realty"), CUNNINGHAM GRAPHICS DELAWARE, INC. ("CGD"), MVP GRAPHICS, INC. ("MVPII") (MVPII, formerly known as CGII California Holdings, Inc. ("CGIIC" prior to the merger), is the survivor of the merger between MVP Graphics, Inc. ("MVPI"), CGIIC and Super Pack, Inc. ("Super Pack"), BENGAL GRAPHICS, INC. ("Bengal"), D&L GRAPHICS, INC. ("D&L"), COLORFAST PRINTING, INC. ("Colorfast"), GCG/SEVILLE, INC. ("GCGS"), MIRROR GRAPHICS, INC. ("Mirror"), CUNNINGHAM GRAPHICS DIGITAL, INC. ("Digital"), and BOSTON TOWNE PRESS, INC. ("BTP") (collectively, "Makers"), hereby jointly and severally promise to pay to the order of____________ (the "Payee") as and when due as set forth in the Loan Agreement (as hereinafter defined) the principal sum of________________ Dollars ($_________.00) or, if less, the aggregate principal amount (as shown by Payee's records, which shall constitute prima facie evidence thereof) of all advances (the "Advances") made by Payee under the Acquisition Loan provided for in and made pursuant to Section
2.8 of the Loan and Security Agreement dated as of August 3, 1999 between certain Makers, Payee, Agent, Issuing Bank and the other Lenders (the "Original Loan Agreement"), as joined in by certain other Makers and as amended by a certain First Amendment to Loan and Security Agreement dated as of December 31, 1999 between Makers, Payee, Agent, Issuing Bank and the other Lenders (the "First Amendment"; the Original Loan Agreement as so joined and as amended by the First Amendment and as further amended from time to time hereafter, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

     Makers further jointly and severally promise to pay to the order of Payee interest on the unpaid principal amounts of the Advances, from the respective dates on which the Advances are made until such principal amounts have been repaid in full, payable at the times and rates provided in the Loan Agreement.

     Makers hereby waive presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance default or enforcement of this Amended and Restated Acquisition Loan Note except any notice expressly required in the Loan Agreement.

     Parent, CGI, Realty, CGD, MVPI CGIIC, Super Pack, Bengal and BTP (collectively, the "Original Borrowers") executed a certain Acquisition Loan
Note in favor of Payee dated as of August 3, 1999, in the face amount of______________ Dollars ($________) (the "Original Note"). Since the execution and delivery of the Original Note, MVPI, CGIIC and Super Pack have merged, and D&L, Colorfast, GCGS, Mirror and Digital have become obligated as Makers under the Original Note. This Amended and Restated Acquisition Loan Note replaces, substitutes for and restates the obligations of Makers under the Original Note. Execution of this Amended and Restated Acquisition Loan Note does not constitute a novation between Makers and Payee.

     This is the Acquisition Loan Note mentioned in, and is entitled to the benefits of, the Loan Agreement and the other Loan Documents.

     IN WITNESS WHEREOF, Makers hereby execute this Amended and Restated Acquisition Loan Note on the day and year first above written.



CUNNINGHAM GRAPHICS                                 CUNNINGHAM GRAPHICS, INC.
INTERNATIONAL, INC.

By:                                                 By:
   ------------------------                            ------------------------

CUNNINGHAM GRAPHICS.                                BOSTON TOWNE PRESS, INC.
REALTY, LLC

By:   Cunningham Graphics                           By:
      International, Inc.                              ------------------------

By:
   ------------------------

D&L GRAPHICS, INC.                                  MVP GRAPHICS, INC.

By:                                                 By:
   ------------------------                            ------------------------

CUNNINGHAM GRAPHICS                                 BENGAL GRAPHICS, INC.
DELAWARE, INC.

By:                                                 By:
   ------------------------                            ------------------------

COLORFAST PRINTING, INC.                             MIRROR GRAPHICS, INC.
INC.

By:                                                 By:
   ------------------------                            ------------------------

GCG/SEVILLE, INC.                                   CUNNINGHAM GRAPHICS DIGITAL,
                                                    INC.

By:                                                 By:
   ------------------------                            ------------------------

                                  Exhibit 5.11

        Ownership of Stock; Subsidiaries and Affiliates; Fictitious Name

A.   Ownership of Stock

Parent is a publicly-traded company whose shares of common stock are listed on the Nasdaq National Market. The share ownership of the directors, officers and holders of more than 5% of Parent's common stock is contained in Parent's Notice of Annual Meeting and Proxy Statement dated April 7, 1999. Parent holds all of the issued and outstanding capital stock and other equity ownership interests of CGI and Realty. Cunningham Graphics Delaware, Inc. holds all of the issued and outstanding capital stock and other equity interests of Cunningham Graphics Digital, Inc., Bengal Graphics, Inc., Boston Towne Press, Inc., MVP Graphics, Inc., Colorfast Printing, Inc., and D&L Graphics, Inc. Bengal Graphics, Inc. holds all of the issued and outstanding capital stock and other equity interests of Mirror Graphics, Inc. and GCG/Seville, Inc.

B.   Subsidiaries

Parent has the following direct or indirect subsidiaries:

Direct Subsidiaries

Cunningham Graphics Realty, L.L.C.
Cunningham Graphics, Inc.
Cunningham Graphics International, S.A. ("SA")
Griffin House Graphics Limited

Indirect Subsidiaries

Cunningham Graphics International (Europe) Limited ("Europe")
 (a direct subsidiary of SA)
Roda Print Services, Ltd. (a direct subsidiary of Europe)
Venus Holdings Limited (a direct subsidiary of Europe)
Apollo UK Limited (a direct subsidiary of Venus Holdings Limited)
Apollo Offset Limited (a direct subsidiary of Apollo UK Limited)
Apollo Translation Limited (a direct subsidiary of Apollo UK Limited)
Artemis Colour Limited (a direct subsidiary of Apollo UK Limited)
Performance Securities Limited (a direct subsidiary of Apollo UK Limited) Goldhawk Print Services Limited (a direct subsidiary of Europe)
Goldhawk Reprographics Limited (a direct subsidiary of Europe)
Goldhawk Reprographics (London) Limited (a direct subsidiary of Europe) Workable Company Limited (a direct subsidiary of SA)
Workable Printing (Singapore) PTE, Ltd.
(a direct subsidiary of Workable Company Limited)
Plainduty Limited (60% owned by SA and 40% owned by Workable Company Limited) Cunningham Graphics Delaware, Inc.
 (a direct subsidiary of Cunningham Graphics, Inc.)
Bengal Graphics, Inc.
 (a direct subsidiary of Cunningham Graphics Delaware, Inc.)
Cunningham Graphics Digital, Inc.
 (a direct subsidiary of Cunningham Graphics Delaware, Inc.)

Boston Towne Press, Inc.
 (a direct subsidiary of Cunningham Graphics Delaware, Inc.)
MVP Graphics, Inc. (a direct subsidiary of Cunningham Graphics Delaware, Inc.) Colorfast Printing, Inc.
 (a direct subsidiary of Cunningham Graphics Delaware, Inc.)
D&L Graphics, Inc. (a direct subsidiary of Cunningham Graphics Delaware, Inc.) Mirror Graphics, Inc. (a direct subsidiary of Bengal Graphics, Inc.) GCG/Seville, Inc. (a direct subsidiary of Bengal Graphics, Inc.)

The present intention of Cunningham Graphics Digital, Inc. is to utilize the alternate or fictitious name "Cunningham Graphics, Inc." in those states in which Cunningham Graphics Digital, Inc. intends to conduct business.

Prior Names, Acquisitions of Assets and Mergers within the past 5 years

Within the last five (5) years, Parent has acquired all of the outstanding capital stock of each of the direct subsidiaries.

Pursuant to an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Roda Limited dated January 16, 1998 between P.L. Furlonge and others and CGI, CGI acquired all of the issued and outstanding capital stock of Roda Limited. Simultaneously with such acquisition, the capital stock of Roda Limited was assigned to Parent. Roda Limited holds all of the issued and outstanding capital stock of Roda Print Services, Ltd.

Pursuant to an Agreement for the sale and purchase of the entire issued share capital of Workable Company Limited and 60% of the issued share capital of Plainduty Limited (the "Agreement") dated as of January 13, 1999 among Evan Lam Hok Ling, Timothy Tung Hok Ki, Hacienda Resources Limited (collectively, the "Sellers"), Parent and Cunningham Graphics International, S.A. ("CGISA"), Parent, through its wholly-owned subsidiary, CGISA, acquired all of the issued and outstanding capital stock of Workable Company Limited, a Hong Kong corporation ("Workable"). In addition, the Company acquired from the Sellers the 60% of the outstanding capital stock of Plainduty Limited, a Hong Kong corporation, which was not already held by Workable.

Pursuant to an Asset Purchase Agreement dated as of February 17, 1999 (the "Agreement") among Boston Towne Press, Inc. (the "Seller"), John R. Henesey, Jr., Parent and BTP Acquisition Corp. (now known as Boston Towne Press, Inc.) ("BTP"), Parent, through BTP, purchased certain of the assets and assumed certain liabilities of the Seller.

Pursuant to a Share Purchase Agreement dated March 12, 1999 among Cunningham Graphics International, Inc., 1344747 Ontario Limited, 831541 Ontario Inc., Anthony Griffin, Andrew Paul Griffin, John W. Griffin, Griffin House Graphics Limited and King Lithoplate Limited, Parent, through 1344747 Ontario Limited acquired all of the issued and outstanding capital stock of Griffin House Graphics Limited and King Lithoplate Limited. Subsequent to the acquisition, Griffin House Graphics Limited and King Lithoplate Limited were merged with and into 1344747 Ontario Limited and the surviving entity was renamed Griffin House Graphics Limited.

Pursuant to an Agreement for the sale and purchase of the entire issued share capital of Goldhawk Reprographics Limited, Goldhawk Print Services Limited and Goldhawk Reprographics (London) Limited dated April 1, 1999 among L.J. Berry and others and Roda Limited, Roda Limited acquired all of the issued capital stock of Goldhawk Print Services Limited, Goldhawk Reprographics Limited and Goldhawk Reprographics (London) Limited.

Pursuant to an Asset Purchase Agreement dated as of June 2, 1999 by and among Parent, CGI Acquisition Corp. (now known as Bengal Graphics, Inc.) ("Bengal"), the entity formerly known as Bengal Graphics, Inc. and AJ Industries, Inc., Parent, through Bengal, acquired substantially all of the assets of the entity formerly known as Bengal Graphics, Inc. and AJ Industries, Inc.

Pursuant to an Agreement for the sale and purchase of the entire issued share capital of Venus Holdings Limited dated June 21, 1999 among B. Coles and others and Roda Limited, Roda Limited acquired all of the issued and outstanding capital stock of Venus Holdings Limited. Venus Holdings Limited holds all of the issued and outstanding capital stock of Apollo UK Limited, Apollo Offset Limited, Apollo Translation Limited, Artemis Colour Limited and Performance Securities Limited.

Pursuant to a Contribution Agreement dated as of June 30, 1999, Parent contributed all of the issued and outstanding shares of capital stock of Bengal and BTP to CGI. Simultaneously therewith, CGI contributed all of the issued and outstanding shares of capital stock of Bengal and BTP to Cunningham Graphics Delaware, Inc.

Pursuant to a Stock Purchase Agreement dated as of July 14, 1999 among CGII California Holdings, Inc., Parent, George Chou, Brown Wen Jemp Tsui, Wayne Hsieh, Yi-Kao W. Shaw, Jackie Chou, Mon Yin Lee, Li-Chin Hao Hsieh and Fung Yuan Wu, CGII California Holdings, Inc. acquired all of the issued and outstanding capital stock of MVP Graphics, Inc. and Super Pack, Inc. Subsequent to the acquisition, MVP Graphics, Inc. and Super Pack, Inc. were merged with and into CGII California Holdings, Inc. with CGII California Holdings, Inc. being the surviving corporation to the merger. CGII California Holdings, Inc. changed its name to MVP Graphics, Inc.

Pursuant to a Stock Purchase Agreement dated as of September 2, 1999 among CGI Acquisition Corp. II, Parent, George N. Lisa, Giovanna Pagano-Decker and Richard Lisa, CGI Acquisition Corp. II acquired all of the issued and outstanding capital stock of D&L Graphics, Inc. Subsequent to the acquisition, D&L Graphics, Inc. was merged with and into CGI Acquisition Corp. II with CGI Acquisition Corp. II being the surviving corporation to the merger. CGI Acquisition Corp. II changed its name to D&L Graphics, Inc.

Pursuant to a Stock Purchase Agreement dated as of September 10, 1999 among CGII San Francisco Holdings, Inc., Parent, Chi-Kin Ngai, Jone Lau, Wai Ming Chan and Hin Shing Lee, CGII San Francisco Holdings, Inc. acquired all of the issued and outstanding capital stock of Golden Crane, Incorporated, d/b/a Colorfast Printing Co. Subsequent to the acquisition, Golden Crane, Incorporated was merged with and into CGII San Francisco Holdings, Inc. with CGII San Francisco Holdings, Inc. being the surviving corporation to the merger. CGII San Francisco Holdings, Inc. changed its name to Colorfast Printing, Inc.

Pursuant to a Stock Purchase Agreement dated as of October 15, 1999 among Bengal Graphics, Inc., Parent, Juanita Sweeney, Mary Ann Di Gennaro, Ernest C. Macri, Stanley Knipl and Lewis Di Gennaro, Bengal Graphics, Inc. acquired all of the issued and outstanding capital stock of GCG/Seville, Inc.

Pursuant to a Stock Purchase Agreement dated as of October 15, 1999 among Bengal Graphics, Inc., Parent, John D'Onofrio and Michael D'Onofrio, Bengal Graphics, Inc. acquired all of the issued and outstanding capital stock of Mirror Graphics, Inc.

Pursuant to an Asset Purchase Agreement dated as of October 15, 1999 among Bengal Graphics, Inc., Parent, Seville Graphics Corp., John Coccuzza, John D'Onofrio, Michael D'Onofrio, Ernest C. Macri, Philip Marchese, Frederick Penza and G.R. Poma, Bengal Graphics, Inc. acquired substantially all of the assets of Seville Graphics Corp.

Mundays (586) Limited changed its name on November 20, 1996 to Roda Limited.

Roda Limited changed its name in December 1999 to Cunningham Graphics International (Europe) Limited.